Counterparty			Collateral Info	Group	TOTAL
Underwriter	HSBC Securities		Gross WAC	6.745	6.489
Issuer	HASCO Trust 2005-I1		WA CLTV	88.5	91.22
Depositor	HASCO		CLTV >80%	73.61%	79.49%
Seller	HSBC Bank		CLTV >90%	37.86%	56.78%
Aggregator	HSBC Bank		CLTV >95%	26.46%	48.04%
Rep Provider	First Franklin, New Century & Option One		LB <$50,000	0.00%	0.00%
Master Servicer	Wells Fargo		LB $50k - $100k	1.25%	0.64%
Trustee	Deutsche Bank		LB $100k - $150k	10.72%	5.06%
MI Provider	PMI		WA FICO	652	666
Monoline			<560 FICO	0.00%	0.00%
Credit Manager			560 - 600 FICO	0.00%	0.23%
Federal Tax Status			SF / TH / PUD	82.54%	85.03%
			2-4 Family	6.54%	5.73%
Originators	Group (%)	Total (%)	Condo	10.91%	9.24%
New Century	47.59%	34.51%	Manufactured Housing (MH)	0.00%	0.00%
Option One	32.43%	25.67%	Other	0.00%	0.00%
First Franklin	19.98%	39.82%	Primary	94.44%	98.11%
			Second	4.06%	1.33%
			Investment	1.49%	0.56%
Servicers	Group (%)	Total (%)	Full / Alt	48.25%	32.14%
JP Morgan Chase	47.59%	34.51%	Stated / Limited	51.75%	67.86%
Option One	32.43%	25.67%	NINA	0.00%	0.00%
National City	19.98%	39.82%	1st Lien	100.00%	100.00%
			2nd Lien	0.00%	0.00%
			State 1	CA	CA
			%	31.99%	53.06%
FICO	AGG UPB	AGG %	State 2	FL	FL
< 500	-	0.00%	%	6.85%	5.97%
500 - 519	-	0.00%	State 3	AZ	NY
520 - 539	-	0.00%	%	6.37%	5.42%
540 - 559	-	0.00%	State 4	NV	NV
560 - 579	-	0.00%	%	5.19%	3.83%
580 - 599	-	0.00%	State 5	WA	AZ
600 - 619	48,274,784.00	8.40%	%	4.42%	3.35%
620 - 639	97,676,838.08	16.99%	ARM / HYB	97.87%	97.94%
640 - 659	147,174,873.67	25.6%	Fixed	2.13%	2.06%
660 - 679	96,858,845.16	16.85%	Purchase	23.04%	58.11%
680 - 699	76,228,815.15	13.26%	Refi-RT	10.24%	5.04%
700 - 719	49,068,718.40	8.54%	Refi-CO	66.72%	36.85%
720 - 739	28,033,997.51	4.88%	Size	148,728,529.85	574,873,419.26
740 - 759	18,637,800.64	3.24%	AVG Balance	216,489.85	294,655.78
760 - 779	7,458,426.83	1.3%	Loan Count	687	1951
780 - 799	5,079,119.82	0.88%	Interest Only (IO)	100.00%	100.00%
800 plus	381,200.00	0.07%	Negative Amortization	0%	0%

GWAC	AGG ARM UPB	ARM %	AGG FIX UPB	FIX %
0 - 4.5	-	0.00%	-	0.00%
4.5 - 5	1,309,949.76	0.23	-	0.00%
5 - 5.5	31,485,482.01	5.59	-	0.00%
5.5 - 6	150,507,499.70	26.73	2,291,615.00	19.36
6 - 6.5	152,089,672.41	27.01	4,021,695.41	33.98
6.5 - 7	113,537,708.55	20.17	2,390,602.52	20.2
7 - 7.5	63,232,315.42	11.23	2,545,874.79	21.51
7.5 - 8	33,576,243.79	5.96	584,013.82	4.94
8 - 8.5	12,170,498.07	2.16	-	0.00%
8.5 - 9	4,520,378.88	0.8	-	0.00%
9 - 9.5	484,869.13	0.09	-	0.00%
9.5 - 10	125,000.00	0.02	-	0.00%
10 - 10.5	-	0.00%	-	0.00%
10.5 - 11	-	0.00%	-	0.00%
11 - 11.5	-	0.00%	-	0.00%
11.5 - 12	-	0.00%	-	0.00%
12 - 12.5	-	0.00%	-	0.00%
12.5 - 13	-	0.00%	-	0.00%
13 - 13.5	-	0.00%	-	0.00%
13.5 - 14	-	0.00%	-	0.00%
14 - 14.5	-	0.00%	-	0.00%
14.5 +	-	0.00%	-	0.00%

Ratings
Moody's Rating	Aaa/NR
S&P Rating	AAA
Fitch Rating	AAA
DBRS Rating	NR

Credit Enhancement
Subordination (not including OC)
Prefund OC (%)
Initial Target OC (%)
Stepdown OC (%)
Stepdown Date
Excess Interest (12m Avg, Fwd Libor)

Notes
All non-dollar amount numbers (excluding loan count) should be formatted as percentages
Any 'Group' column refers to the collateral group that backs Freddie's class
Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)
For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.
The FICO and GWAC tables should be based on The Total pool.
LB is current loan balance
For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)
If a particular field has no data, enter 0% or $0 rather than 'NA'
Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

Fixed Full Doc		Combined LTV								Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	600 - 619	0.00%	0.03%	0.00%	0.00%	0.00%	0.16%	0.00%	0.03%		600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	620 - 659	0.06%	0.03%	0.24%	0.00%	0.03%	0.00%	0.00%	0.09%		620 - 659	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	660 - 699	0.00%	0.00%	0.00%	0.00%	0.23%	0.09%	0.02%	0.05%		660 - 699	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Fixed Not Full Doc		Combined LTV								Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		600 - 619	0.03%	0.35%	0.23%	0.19%	0.07%	1.47%	0.04%	0.89%
	620 - 659	0.04%	0.14%	0.06%	0.04%	0.07%	0.09%	0.00%	0.08%		620 - 659	0.33%	0.46%	0.54%	0.25%	1.09%	3.33%	2.91%	8.29%
	660 - 699	0.12%	0.00%	0.00%	0.00%	0.08%	0.03%	0.00%	0.15%		660 - 699	0.09%	0.37%	0.22%	0.25%	0.36%	1.56%	0.74%	3.33%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.00%	0.09%		700 - 740	0.00%	0.08%	0.00%	0.06%	0.32%	0.38%	0.21%	1.61%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		740 +	0.00%	0.00%	0.00%	0.09%	0.00%	0.15%	0.09%	0.68%

Amortizing ARM Full Doc		Combined LTV								Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%			0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		600 - 619	0.36%	0.64%	0.18%	0.55%	1.05%	2.10%	0.00%	0.03%
	620 - 659	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		620 - 659	1.04%	0.65%	1.56%	0.74%	2.65%	7.89%	2.20%	7.69%
	660 - 699	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		660 - 699	0.34%	0.74%	0.17%	0.34%	1.72%	3.15%	1.91%	14.07%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		700 - 740	0.20%	0.11%	0.15%	0.03%	0.36%	1.72%	0.46%	7.60%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%		740 +	0.07%	0.03%	0.00%	0.05%	0.23%	0.59%	0.16%	3.34%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type											Check for 0's
2. Combined LTV = First Lien + Second + Silent Second											Total equals 100%	0.00%
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)											GT 80% Match	0.00%
4. Approximate loan population fine											ARM Match	0.00%
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection											IO Match	-2.06%
6. The sum of all six FICO/CLTV grids should sum to 100%											FICO % Match	-0.23%